UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 8, 2016

Microsoft Corporation

(Exact name of registrant as specified in its charter)

Washington	001-37845	91-1144442
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Microsoft Way, Redmond, Washington		98052-6399
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (425) 882-8080

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 8, 2016, the Company completed its previously announced acquisition of LinkedIn Corporation (“LinkedIn”). Pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 11, 2016, among the Company, LinkedIn and Liberty Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), Merger Sub merged with and into LinkedIn (the “Merger”), with LinkedIn surviving the Merger as a wholly-owned subsidiary of the Company.

At the effective time of the Merger (the “Effective Time”), each share of LinkedIn Class A common stock and Class B common stock (together, the “Common Stock”) issued and outstanding immediately prior to the effective time (other than shares (i) owned by the Company or its subsidiaries, (ii) held in treasury by LinkedIn or (iii) owned by LinkedIn stockholders who have perfected and not withdrawn a demand for appraisal under Delaware law) were converted into the right to receive $196.00 per share in cash, without interest (the “Per Share Amount”).

In addition, at the Effective Time, subject to certain exceptions, unvested option awards and stock-based awards were converted into corresponding awards that are subject to shares of Company common stock. All shares of Common Stock underlying vested options and stock-based awards were converted into the right to receive the Per Share Amount (or, in the case of options, the difference between the Per Share Amount and the applicable exercise price), less any applicable tax withholdings.

The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Form 8-K filed by LinkedIn with the Securities and Exchange Commission on June 13, 2016, and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 11, 2016, by and among the Company, LinkedIn and Merger Sub (incorporated by reference to Exhibit 2.1 of LinkedIn’s Current Report on Form 8-K filed with the SEC on June 13, 2016).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION

By:	/s/ Keith R. Dolliver
Name:	Keith R. Dolliver
Title:	Associate General Counsel and Assistant Secretary

December 8, 2016

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 11, 2016, by and among the Company, LinkedIn and Merger Sub (incorporated by reference to Exhibit 2.1 of LinkedIn’s Current Report on Form 8-K filed with the SEC on June 13, 2016).